EXHIBIT 10.4

                             MODIFICATION AGREEMENT

This Modification Agreement is being made effective as of the date set forth below on the signature page herein (the "Effective Date") by and among MAP/MAC, LLC, a Texas limited liability company, with offices at 1341 W. Mockingbird
Lane, Suite 1200W, Dallas, Texas 75247 (hereinafter referred to as the "Company"), Mortgage Assistance Corporation, a Texas corporation with offices at 1341 W. Mockingbird Lane, Suite 1200W, Dallas, Texas 75247 (hereinafter referred to as "MAC"), and Mortgage Acquisition Partners, L.L.C., a Missouri limited liability company (hereinafter referred to as "MAP").

WHEREAS, MAP and MAC are equal members of the Company; and

WHEREAS, MAC is the manager of the Company; and

WHEREAS, the CompanFy is in the business of acquiring portfolios of distressed real estate loans at discounted purchase prices; and

WHEREAS, MAC services the Company's assets pursuant to the Servicing Agreement; and

WHEREAS, certain items, matters and disputes regarding the management and operation of the Company, and services provided pursuant to the Servicing Agreement, by MAC have been mutually discussed and negotiated in good faith by all the parties to this Modification Agreement; and

WHEREAS, the parties desire to resolve such items, matters and disputes in an amicable manner by modifying the agreements that control the business and contractual relationships amongst all the parties as set forth herein; and

WHEREAS, the Company has borrowed money from MAP pursuant to that certain executed promissory note in the amount of $566,000.00 dated June 6, 2006 (the "6/6/06 Note"), that certain executed promissory note in the amount of $550,000.00 dated September 8, 2006 (the "9/8/06 Note") and the Subsequent Note (as defined below) with an aggregate balance due of $1,220,135.66 (hereinafter collectively referred to as the "Notes") (with such Notes being secured by the Company's obligation to transfer all of its right, title, and interest in and to the Initial Loan Portfolio as set forth in Section 5.6 of the Regulations of MAP/MAC, LLC (the "Regulations"); and

WHEREAS, for the sake of convenience, the parties agree that the capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Regulations; and

NOW THEREFORE, in consideration of the mutual covenants and agreements contained
herein  and  for  other  good  and  valuable  consideration,   the  receipt  and



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sufficiency  of which is hereby  acknowledged  and agreed to, the parties hereto agree on the terms and conditions as follows:

1. The parties hereby ratify and confirm all of the terms and conditions contained in the Notes except as otherwise set forth in this Modification Agreement.

2. MAP hereby represents that it is the current holder of the Notes and that no demand for payment on the Notes has been made by MAP upon the Company as of the Effective Date.

3. The Company and MAC represent and warrant to MAP that, as of the Effective Date, assets of the Initial Loan Portfolio and all Additional Loan Portfolios consist of the loans set forth on "Exhibit A" attached hereto and incorporated herein for all purposes (the "Loan Portfolios"), each asset included in the Loan Portfolios is titled in the Company's name, and the Company has good and marketable title to those assets free and clear of any and all liens.

4. As of the Effective Date, the Company does not owe any money to MAC or any of its affiliates for any fee, commission or reimbursement.

5. The parties acknowledge and agree that (i) MAP has previously loaned $104,135.66 to the Company, (ii) the terms for such loan have always been, and continue to be, those terms included on the form of Promissory Note attached to the Regulations as Exhibit B to the Regulations; provided, $104,135.66, rather than the amount stated on such form, shall be the principal balance, and (iii) a promissory note with those terms, as modified below, shall be deemed executed by the Company and delivered to MAP by virtue of this Agreement as of the date of such advance (the "Subsequent Note").

6. The parties agree that the aggregate balance of the 6/6/06 Note is $566,000, the aggregate balance of the 9/8/06 Note is $550,000.00 and the aggregate balance of the Subsequent Note is $104,135.66. Payments shall be applied to oldest loan first.

7. The phrase "in lawful money of the United States no later than thirty (30) days after written demand by Payee" in the first paragraph of each Note is hereby amended by deleting said phrase in its entirety and by inserting a new phrase in lieu thereof, which shall read as follows: "in lawful money of the United States no later than October 1, 2008."

8. The second paragraph of each Note, beginning with the words "If this Promissory Note or any portion thereof is not paid" and ending with the words "shall not constitute a waiver of the right to exercise it later", is hereby amended by deleting said paragraph in its entirety and by inserting a new paragraph in lieu thereof, which shall read as follows:

          If this Promissory Note or any portion thereof is not paid as and when the same becomes due, whether by acceleration or otherwise,



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          the Maker agrees to pay interest  thereon at the Rate (as defined below) until the same is paid and, in addition thereto, the Maker agrees to pay all costs of collection and enforcement, including but not limited to reasonable attorneys fees and court costs, incurred by the holder of this Promissory Note whether or not suit is filed. Failure at times to exercise such option shall not constitute a waiver of the right to exercise it later. "Rate" means eighteen (18%) per annum compounded on a monthly basis; provided, however, the Rate shall not exceed the maximum amount of non-usurious interest that may be contracted for, taken, reserved, charged or received under law and any interest in excess of said maximum shall be credited to the principal of the debt or, if that has been paid, refunded.

9. MAP understands and agrees that this Modification Agreement is hereby incorporated into each of the Notes for all purposes, and said Modification Agreement shall be controlling in the event of a conflict with the language or terms of the Notes.

10. MAC hereby absolutely and unconditionally guarantees full and punctual payment no later than October 1, 2008 of all obligations of the Company owing to MAP pursuant to the Notes, now existing or hereafter arising and howsoever evidenced or acquired (all such obligations and liabilities being collectively referred to as the "Liabilities"), together with any and all Costs (as defined below). If MAP employs counsel (i) to represent it in any litigation, contest, dispute, suit or proceeding relating to this Guaranty or any of the Liabilities after October 1, 2008; or (ii) to enforce MAC's obligations to MAP, then, all reasonable attorneys' fees plus all expenses, costs and charges arising in connection therewith or relating thereto (collectively, the "Costs") shall be paid by MAC to MAP, whether or not suit is filed or arbitration is initiated within 30 calendar days after MAC receives a written statement of said Costs.

     Prior to receipt of, or as a condition to, payment or performance by MAC hereunder, MAP shall not be required to prosecute collection or seek to enforce or resort to any remedies against the Company or exercise any diligence whatsoever in collecting or attempting to collect any of the Liabilities by any means. To the extent not prohibited by law, MAC unconditionally waives (i) presentment, notice of dishonor, protest, demand for payment and all notices of any kind (including without limitation notice of acceptance and notice of any action taken to collect upon or enforce any of the Liabilities), (ii) any claim for contribution against any co-guarantor, and (iii) any now existing setoffs or counterclaims against MAP which would otherwise impair MAP's rights against MAC under this Modification Agreement.


     If at any time payment, or any part thereof, of any part of any of the Liabilities is rescinded or must otherwise be restored or returned by MAP upon the insolvency, bankruptcy or reorganization of the MAC, this Section of the Modification Agreement shall continue to be effective or shall be reinstated, as the case may be, all as though such payment had not been made.



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11.  For purposes of this Modification  Agreement,  "Tax Related Expenses" means all applicable taxes, penalties or interest due (i) on or with respect to any real property securing loans included in the Loan Portfolios or (ii) any other tax due and owing on any real property owned by the Company. MAC, using its own resources, shall advance funds to the Company, no later than 30 days after completion of a full analysis and projected determination by MAP/MAC which shall be concluded within 30 days after the Effective Date, to pay for any and all Tax Related Expenses determined necessary to be paid as of the Effective Date and, until the entire principal and interest balance on each of the Notes is paid in full, and MAC shall subsequently advance funds to the Company in an amount equal to any and all Tax Related
     Expenses  that  become  due  after  the  Effective   Date  with  each  such
     subsequence advance being made before the respective Tax Related Expense is delinquent or otherwise begins to accrue interest or penalties. Upon receipt of those advances, the Company shall use the funds advanced by MAC to pay for the aforementioned Tax Related Expenses and MAC shall not be entitled to receive any interest on its aforementioned advances.

12. MAC, as the Manager of the Company, is authorized to cause the Company to incur, and pay for, (i) any and all customary and reasonable costs and expenses (such as maintenance costs, repairs, cleanup, insurance, legal, title or other similar costs) that are directly related to the management of the loans provided such costs and expenses are incurred by a third party and not by MAC or any affiliate of MAC (the "Authorized Third Party Expenses"), (ii) any Tax Related Expenses, (iii) the Commission Fees (as defined below and satisfying the limitations imposed in the definition) and
     (iv) any fee or reimbursement due to MAC under the Servicing Agreement as amended on the Effective Date (items (i) through (iv) are referred to as "Approved Expenses").

13. Beginning on the Effective Date, except as may agreed upon in writing by MAP from time to time, without the prior written consent of MAP, (i) MAC shall not incur any expense on behalf of the Company that is not an Approved Expense, and (ii) MAC shall be solely liable and responsible, and shall not seek reimbursement from the Company, for any cost or expense that it incurs that is not an Approved Expense.

14.  Section 6.3 in the  Regulations  is hereby amended by deleting said Section
     6.3 in its entirety and by inserting a new Section 6.3 in lieu thereof, which shall read as follows:

          6.3. Reimbursement and Distributions.
               --------------------------------

               (a) Notwithstanding anything to the contrary herein, cash flow from proceeds of the sale of the Company's assets and/or services shall, to the extent permitted by law, (i) first be applied to reimburse MAC for any Tax Related Expenses as applicable to the note sold, (ii) second to pay any Authorized Third Party Expenses or



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          Commissions,  (iii) third to MAC for any fees that ar then  payable to
          MAC by the Company under the terms of the Servicing Agreement (iv) fourth to repay or prepay the entire outstanding balance of the Initial MAP Loan and each Additional MAP Loan, including, without limitation, the Notes, and (v) fifth to any other creditors of the Company other than MAC or its affiliates in an amount sufficient to cover sums then due and owing.

               (b) Notwithstanding anything herein to the contrary, no distribution shall be made to any of the Members until all principal and interest of the Initial MAP Loan and each Additional MAP Loan, including, without limitation, the Notes, have been paid in full regardless if then due and owing.

               Upon satisfaction of the foregoing, the Company shall make distributions pursuant to Sections 6.3(c), 6.3(d), 6.4 and 9.2.

               (c) Except as provided in Section 6.3(b), 6.3(d), 6.4 and Section 9.2, the Company shall make distributions of Distributable Cash to the Members, in proportion to the Members' respective Percentages of Interest, on the last day of March, June, September and December of each year.

               (d) Except as provided in Section 6.4, the Company shall make a distribution to any Member from Distributable Cash to the extent that such Member is allocated income pursuant to Section 6.1 or Section 6.2 in excess of distributions received pursuant to Section 6.3(c), in an amount sufficient to defray federal, state and local tax liabilities of such Member with respect to such excess for the Fiscal Year, based upon the then-current highest marginal federal tax rate plus the then-current highest marginal state tax rate for the State of Texas.

15. Section 2 in the Servicing Agreement between the Company and MAC is hereby amended by deleting said Section 2 in its entirety and by inserting a new
     Section in lieu thereof, which shall read as follows:

          Section 2 - Consideration for Loan Servicing Services

               For  the  sake  of  convenience,   the  parties  agree  that  the
          capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Modification Agreement.

               Beginning on the Effective Date of the Modification Agreement, as consideration for the services to be rendered by MAC to the Company, the Company shall pay MAC a contingent commission fee equal to (A) ten percent (10%) of each net recovery from the sale or disposition from such loan less (B) any brokerage fees or commissions charged by any



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          person  (including  MAC,  affiliates  of MAC  and  third  parties)  in connection with the sale or disposition of such loan so long as the aggregate brokerage fees or commissions in connection with such sale or disposition are equal to or less than the amount referenced in item A of this paragraph with respect to such sale or disposition (the "Commission Fee").

               The restrictions imposed on MAC in the Modification Agreement are hereby incorporated into this Loan Servicing Agreement.



16. The Company shall, and MAC shall cause the Company to, pay one hundred thousand dollars ($100,000) to MAP as a partial prepayment of the Subsequent Note and the remainder of its reserves shall be held as a reserve to cover any Approved Expenses until such time as MAP requests that such amounts no longer be held as a reserve.

17. Subject to the following Section of this Agreement, if, and only if, (i) the entire balance of each of the Notes is paid in full on or before October 1, 2008 and (ii) MAC and the Company fully and materially perform and satisfy their obligations under this Modification Agreement, the Regulations, the Notes and the Servicing Agreement (collectively, the "Governing Documents") through October 1, 2008, then MAP, MAC and the Company shall be deemed to release and discharge each other on October 2, 2008, or such earlier date that provisions (i) and (ii) as stated in this paragraph 17 have been satisfied, from any claims or liabilities arising out of any breach or violation of the Governing Documents on or before the Effective Date; provided, however such release and discharge shall not be deemed to terminate any Governing Document and shall not apply to any breach or violation of the Governing Documents after the Effective Date.

18. Notwithstanding anything contained to the contrary herein, the parties to this Modification Agreement expressly understand and agree that nothing in the terms and conditions herein are intended to release or discharge, specifically, Dan Barnett, or, generally, any other former principals of MAC, individually, or collectively, from any claims or liabilities that may or could be asserted and pursued by any of the signatory parties hereto.

19. MAC agrees to defend, indemnify, protect and hold harmless MAP from and against any and all loss, cost, damage, liability and expense (including reasonable attorneys' fees) sustained by MAP as a result of, arising out of, or in connection with, any breach by MAC of any of MAC's representations, warranties or covenants contained in this Agreement.



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20.  MAP agrees to defend,  indemnify,  protect and hold  harmless  MAC from and against any and all loss, cost, damage, liability and expense (including reasonable attorneys' fees) sustained by MAC as a result of, arising out
     of,  or  in   connection   with,   any  breach  by  MAP  of  any  of  MAP's
     representations, warranties or covenants contained in this Agreement.

21. Reference to any agreement, document or instrument in this Modification Agreement or any other Governing Document means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof. If there is there is any inconsistency or conflict between this Modification Agreement and any Governing Document, this Modification Agreement shall control and govern.

22. This Modification Agreement may not be waived, discharged, altered, changed or amended without the prior written consent of all of the parties.

23. The Regulations and this Modification Agreement shall be interpreted, construed and governed according to the laws of the State of Texas and the parties hereto consent to jurisdiction and venue in the Texas state courts in Dallas County, Texas.

24. This Modification Agreement shall be binding upon, and shall inure to the benefit of, MAP, MAC and the Company, and their respective heirs, personal and legal representatives, successors, and assigns.

25. If any term, covenant or condition of this Modification Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Modification Agreement or the application of such terms, covenants and conditions to persons or circumstances other than those as to which it is held invalid or unenforceable shall be affected thereby and each term, covenant or condition of this Modification Agreement shall be valid and be enforced to the fullest extent permitted by law.

26. This Modification Agreement may not be assigned without the prior written consent of MAC, MAP and the Company.


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     In witness hereof,  the parties have set their signatures  evidencing their agreement to the terms and conditions herein for all purposes effective as of October 19, 2007.


                                   "Company"

                                            MAP/MAC, LLC,
                                            a Texas limited liability company


                                            By: /s/ Ronald E. Johnson
                                            Name: Ronald E. Johnson
                                            Title: President and CEO


                                   "MAC"

                                            Mortgage Assistance Corporation,
                                            a Texas corporation


                                            By: /s/ Steve DAgostino
                                            Name: Steve DAgostino
                                            Title: Senior Vice President



                                   "MAP"

                                            Mortgage Acquisition Partners, LLC,
                                            a Missouri limited liability company


                                            By: /s/ John Hutkin
                                            Name: John Hutkin
                                            Title:









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